Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Subsequent events were evaluated up to February 25, 2026, which is the date the Consolidated financial statements included in this Annual Report were approved.
On January 28, 2026, ASML announced the intent to strengthen its focus on engineering and innovation in critical areas of the company through the streamlining of the Technology and the IT organizations. The proposed changes could ultimately result in a net reduction of around 1,700 positions, mostly in the Netherlands, with some in the United
States. The anticipated expenses related to this are not expected to be material.
On January 28, 2026, ASML announced to declare a total dividend for the year 2025 of €7.50 per ordinary share, which is a 17.2% increase compared to the 2024 total dividend of €6.40 per ordinary share. Recognizing the interim dividends of €1.60 per ordinary share paid in August 2025, November 2025 and February 2026, this leads to a final dividend proposal to the General Meeting of €2.70 per ordinary share.
On January 28, 2026, ASML announced a new share buyback program to be executed by December 31, 2028. See
Note 22 Shareholders’ equity.